SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 29, 2003

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)




             Delaware                    024996                  13-3645702
  (State or other jurisdiction of    (Commission file         (I.R.S. employer
   incorporation or organization)        number)             identification no.)




          805 Third Avenue,
         New York, New York 10022                                  10022
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (212) 271-7640





         (Former name or former address, if changed since last report.)

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Item 5.     Other Events and Required Regulation FD Disclosure.

      On October 29, 2003, the registrant announced its results of operations for the fourth quarter and fiscal year ended July 31, 2003. The registrant reported revenues of $ 3,102,000 and $12,083,000, respectively, for the fourth quarter and fiscal year ended July 31, 2003, compared to revenues of $5,762,000 and $14,222,000, respectively, for the comparable period a year ago. The registrant's revenues for the fourth quarter and fiscal year ended July 31, 2002 included $3,000,000 of non-recurring revenue under a technology license agreement with Triaton GmbH, a subsidiary of Thyssen Krupp Information Services, GmbH. The registrant had no revenues under this license agreement in the fiscal year ended July 31, 2003 and will not report any revenues under this agreement in the future. The registrant also reported net losses of $2,062,000 ($0.16 per share) and $6,004,000 ($0.53 per share), respectively, for the fourth quarter and fiscal year ended July 31, 2003, compared to net losses of $682,000 ($0.06 per share) and $6,548,000 ($0.68 per share), respectively, for the fourth quarter and fiscal year ended July 31, 2002.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1  Press Release dated October 29, 2003.

      The information in the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 12.    Results of Operations and Financial Condition.

      The following information, including the exhibit attached hereto, is being furnished pursuant to this Item 12.

      On October 29, 2003, the registrant announced its financial results for the fourth quarter and fiscal year ended July 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated in this Item 12 by reference.

      In the press release, the registrant included non-GAAP financial measures to (a) describe its revenue, net loss and net loss per diluted share for the fourth quarter and fiscal year ended July 31, 2002, excluding cetain non recurring revenue, and (b) describe its gross margin, net loss and net loss per diluted share for the fourth quarter and fiscal year ended July 31, 2003, excluding certain impairment charges relating to software development costs software inventory, marketable securities and good will relating to an acquired company. The registrant believes that these non-GAAP financial measures provide useful information because they set forth relevant information about the financial performance of the registrant's ongoing business. The registrant also included in the press release the comparable GAAP financial measures without any of the foregoing exclusions.



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                                  Exhibit Index


Exhibit Number    Description of Exhibit
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99.1              Press Release dated October 29, 2003




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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2003

                                    INTERNET COMMERCE CORPORATION



                                    By: /s/ Walter M. Psztur
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                                       Walter M. Psztur
                                       Chief Financial Officer



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